SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 5	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 7	☒

(Check appropriate box or boxes.)

Cook & Bynum Funds Trust

(Exact name of Registrant as Specified in Charter)

820 Shades Creek Parkway, Suite 2450

Birmingham, AL 35209

(Address of Principal Executive Office)(Zip Code)

205-994-2815

(Registrant’s Telephone Number, including Area Code)

Mr. J. Dowe Bynum

820 Shades Creek Parkway, Suite 2450

Birmingham, AL 35209

(Name and Address of Agent for Service)

With copies to:

David J. Baum, Esq.

Alston & Bird LLP

950 F Street, N.W.

Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 30, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE COOK & BYNUM FUND

Ticker: COBYX

PROSPECTUS | JANUARY 30, 2012

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

www.cookandbynum.com

TABLE OF CONTENTS

THE COOK & BYNUM FUND SUMMARY	1
MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES	5
RISKS OF INVESTING IN THE FUND	6
THE FUND’S INVESTMENT ADVISER	8
HOW TO BUY AND SELL SHARES OF THE FUND	9
DIVIDENDS AND DISTRIBUTIONS	18
TAX CONSIDERATIONS	18
ADDITIONAL GENERAL INFORMATION	18
FINANCIAL HIGHLIGHTS	20
FOR MORE INFORMATION	Back Cover

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THE COOK & BYNUM FUND SUMMARY

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of The Cook & Bynum Fund (the “Fund”).

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of the total amount on shares redeemed within 60 days of the date of purchase)	2.00%

ANNUAL FUND OPERATING EXPENSES (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	1.03%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	2.54%
Fee Reduction and/or Expense Reimbursement (2)	-0.65%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	1.89%

(1)	The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (“Acquired Funds”). The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

(2)	Cook & Bynum Capital Management, LLC (the “Adviser”) has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent that total fund operating expenses exceed 1.88%. This agreement is in effect through February 1, 2013 and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund, except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, Acquired Fund Fees and Expenses. The Adviser may be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below an annual rate of 1.88%. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$192	$728	$1,291	$2,823

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2011, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio (excluding the Fund’s assets held in cash or cash equivalents, which if considered would lower this turnover rate).

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Principal Investment Strategies

The Fund’s investment objective is long-term growth of capital. In pursuing this objective, the Fund uses a pure value investing philosophy to build a concentrated portfolio of primarily international and domestic equity securities that meet the following core investment criteria:

•	Circle of Competence: The Fund invests in businesses whose core economics and future prospects the Adviser feels it can understand. Because the Fund will maximize long-term returns by avoiding permanent losses of capital, the Adviser believes that its ability to recognize its limitations is more important than its ability to execute its competencies.

•	Business: The Fund invests in companies that the Adviser believes have durable competitive advantages that produce predictable free cash flows and yield attractive returns on equity for extended periods of time. The Adviser believes that without sustainable competitive advantages a company’s prospects are difficult to effectively forecast.

•	People: The Fund seeks to invest in businesses that the Adviser believes have management teams who are capable and trustworthy, think and act like shareholders, employ conservative balance sheet and other accounting policies, and make wise capital allocation decisions.

•	Price: The Fund seeks to invest in companies whose shares are trading at significant discounts to the Adviser’s estimates of their intrinsic values.

The Adviser uses fundamental, “bottom-up” research to carefully assess whether an individual company meets these core criteria. This research often includes, but is not limited to, review and analysis of company filings; discussions with management; visits to company facilities; and conversations with the company’s customers, competitors, and suppliers. When a company appropriately satisfies the first three of these criteria (Circle of Competence, Business, and People), the Adviser will value the business by projecting the future cash flows expected to be generated by the business and then discounting these “owner earnings” into present-value dollars using an appropriate interest rate. The Fund will buy a company’s security only as long as it is trading at a large discount to the Adviser’s appraisal of its intrinsic value, which helps to prevent or limit permanent capital loss when the Adviser makes mistakes and to provide outsized returns when it is correct. Additionally, the Adviser prefers to make concentrated investments when it feels that risks are low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.

In pursuing its strategy, the Fund focuses on equity securities, which primarily consist of common stocks and depository receipts. The Fund can hold securities of both U.S. and foreign issuers without regard to market capitalization, industry/sector, or any other categorization. The Fund can invest up to 100% of its assets using this strategy (after accounting for cash needs). In fact, the Fund may invest up to 100% of its assets in foreign securities with up to 60% of its assets in foreign securities from emerging markets. The Fund may also hold up to 60% of its assets in foreign debt. The Fund is not required, however, to be fully invested in equity or other allowable securities. When making portfolio allocation decisions, the Adviser compares its most appealing stock ideas against cash alternatives and will hold cash and cash equivalents in the absence of other attractive positions. Indeed, it frequently maintains a portion of its total assets in cash and cash equivalents—including, but not limited to, short-term U.S. Government securities—to be positioned to take advantage of new investment opportunities.

The Adviser is a long-term investor. However, the Fund will generally sell a security whose price approaches the Adviser’s estimated intrinsic value for the company—either because the price of the security has substantially appreciated or because a material adverse change occurred in the business that meaningfully lowered the Adviser’s estimate of its intrinsic value. Similarly, the Fund will sell a security if some event or shift in the business or economics of a company materializes that prevents the Adviser from continuing to reliably appraise its intrinsic value. Lastly, based on opportunity cost considerations, the Fund will generally sell relatively overpriced securities to buy relatively underpriced securities as these specific opportunities arise.

Principal Risks

•	General Risks: There is no assurance that the Fund will meet its investment objective; an investor could lose money by investing in the Fund.

•	Market Risk: Prices of equity securities and the value of the Fund’s investments will fluctuate and may decline significantly over short-term or long-term periods.

•	Value Investing Risk: Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misjudged. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

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•	Non-Diversified Portfolio Risk: The Fund is “non-diversified,” and thus invests its assets in a smaller number of securities than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect on the Fund’s value.

•	Foreign (Non-U.S.) Securities Risk: Investments in foreign securities carry special risks, including foreign political instability, greater volatility, less liquidity, financial reporting inconsistencies, and adverse economic developments abroad, all of which may reduce the value of foreign securities. Many of these risks can be even greater when investing in countries with developing economies and securities markets, also known as “emerging markets.”

•	Currency Risk: The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

•	Smaller Capitalization Risk: Smaller capitalization companies may have a narrower geographic and product/service focus and be less well known to the investment community, resulting in more volatile share prices and a lack of market liquidity.

•	Interest Rate Risk: The Fund’s debt investments are subject to interest rate risk, which is the risk that the value of a security will vary as interest rates fluctuate.

•	Credit Risk: The Fund’s debt investments are subject to credit risk. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency, which may cause the Fund to lose money.

•	High Yield or “Junk” Security Risk: Investments in debt securities that are rated below investment grade by one or more nationally recognized statistical rating organization (“NRSRO”) (“high yield securities” also known as “junk securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated debt securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.

•	Special Situations Risk: Investments in companies involved in special situations, such as reorganizations or restructurings, may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. Failure to anticipate changes in the circumstances affecting these types of investments may result in permanent losses of capital, such that the Fund may be unable to recoup some or all of its investments.

•	Risks of Investing in a Managed Fund: The investment decisions of the Fund’s Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

For additional information on the risks of investing in this Fund, please see “Risks of Investing in the Fund” in the Prospectus.

Performance

The following bar chart is intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund for the calendar years ended December 31, 2010 and December 31, 2011. The table shows how the average annual total returns compare with those of a relevant market index, the Standard & Poor 500 Index (“S&P 500”). Keep in mind that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.cookandbynum.com or by calling the Fund’s toll-free number at 1-877-839-COBY(2629).

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Risk/Return Bar Chart and Table

Annual Returns

(For the periods ended December 31, 2010 and December 31, 2011)

During the period shown in the bar chart, the highest return for a quarter was 8.35% (quarter ending September 30, 2010) and the lowest return for a quarter was
-6.93% (quarter ending June 30, 2010).

Average Annual Total Returns

(For the period ended December 31, 2011)

	1 year	Since Inception*
Return Before Taxes	8.48%	14.08%
Return After Taxes on Distributions	7.62%	13.45%
Return After Taxes on Distributions and Sale of Fund Shares	6.66%	12.02%
S&P 500 Index[1] (reflects no deduction for fees, expenses, or taxes)	2.11%	15.50%

*	The Fund commenced operations on July 1, 2009.
(1)	Shareholders should note that the S&P 500 is an unmanaged index that incurs no fees, expenses, or tax consequences—it is shown simply to compare the Fund’s performance to a diversified basket of large corporations. The average annual total returns for the S&P 500 presume the reinvestment of all dividends.

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance (before and after taxes) is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Many factors affect performance including changes in market conditions and in response to other economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY(2629).

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Investment Adviser

Cook & Bynum Capital Management, LLC

Portfolio Managers

Richard P. Cook and J. Dowe Bynum both serve as principals of Cook & Bynum Capital Management, LLC and have managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day by mail (The Cook & Bynum Fund, P.O. Box 13215, Denver, CO 80201), by telephone at 877-839-2629, via the internet (www.cookandbynum.com), or through financial services organizations. The minimum initial purchase is $5,000 for a regular account and $1,000 for IRA accounts. The minimum subsequent investment is $1,000 ($100 for automatic investment plans) for a regular account and $100 for IRA accounts.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

The Fund’s Investment Objective

The Fund’s investment objective is long-term growth of capital.1

More about the Fund’s Investment Strategies

In pursuing the Fund’s investment objective of long-term growth of capital, the Fund’s Adviser uses a pure value investing philosophy to build a concentrated portfolio of primarily international and domestic equity securities that meets the four core investment criteria of Circle of Competence, Business, People, and Price. The Fund focuses on equity securities, which primarily consist of common stocks and depository receipts but may also include limited partnership interests, business trust shares, securities convertible into equity, and rights and warrants to subscribe for the purchase of such equity securities. The Fund can invest up to 100% of its assets in these types of equity securities. In order to supplement the equity portion of the Fund’s portfolio during periods of limited opportunity or unfavorable valuation in stocks, the Adviser may also make investments in foreign debt, special situations, and cash positions.

Foreign (Non-U.S.) Securities. Equity and debt securities of non-U.S. issuers are referred to as “foreign securities.” The Fund may invest up to 100% of its assets in foreign securities with up to 60% of its assets in foreign securities from emerging markets. The Fund may also invest up to 60% of its assets in debt securities of non-U.S. issuers, including corporate debt securities of non-U.S. companies, short-term debt obligations of foreign governments, and other foreign money-market instruments. Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another NRSRO. Other debt securities of non-U.S. companies, including junk bonds, may be purchased without regard to NRSRO ratings and would generally fall under the category of “special situations.” Generally, the Adviser will choose to invest in foreign debt securities because the Adviser believes that a security is mispriced and represents a capital gain opportunity. The Adviser does not typically invest in such securities for their income potential.

1 The Board of Trustees reserves the right to change the investment objective of the Fund, in its sole discretion, upon sixty (60) days prior notice to current shareholders.

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Special Situations. The Fund may invest in special situations from time to time to achieve its investment objective. A special situation arises when, in the opinion of the Adviser, the securities of a particular company are expected to appreciate within a reasonable time due to developments particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Developments creating special situations include the following: liquidations or reorganizations (including those involving companies in or facing bankruptcy), recapitalizations or mergers, material litigation, management changes, and technological developments. Investments in special situations may be either equity securities or debt securities, such as corporate debt, which may be in distress as a result of economic or company specific developments. Special situation investments may include high yield debt securities or “junk bonds” (i.e., securities that are rated below investment grade by S&P or by another NRSRO or similar unrated securities). The Fund can invest up to 35% of its assets in special situation investments, including junk bonds.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount typically greater than or equal to the market value of the securities loaned by the Fund. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on any securities loaned, and will also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund will not lend more than more than 25% of the net asset value of the securities comprising its portfolio.

Cash Positions. There may be periods when both equity and debt securities are overpriced or when the Adviser may not be able to find enough securities to satisfy IRS diversification requirements. At such time, investing in cash and cash equivalents (including U.S. Treasuries) is the default option for the Fund. The Fund may invest up to 100% of its assets in this strategy. When the Fund holds a significant portion of its assets in cash and cash equivalents, it may not meet its investment objective.

RISKS OF INVESTING IN THE FUND

What are the Risks of Investing in the Fund?

General Risks. There is no assurance that the Fund will meet its investment objective; investors may lose money by investing in the Fund. As with all mutual funds, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments fell based on market conditions, interest rates, and numerous other factors.

Market Risk. Market risk, the risk that prices of securities will fluctuate because of the interplay of market forces, may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. The Fund may experience a substantial or complete loss on an individual stock over a short- or long-term period. Additionally, prices of equity securities generally fluctuate more than those of other securities, such as debt securities.

Value Investing Risk. Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the estimated intrinsic value was misjudged. Additionally, such securities may decline in value in the short- or long-term even though they are deemed by the Fund to be undervalued. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

Non-Diversified Portfolio Risk. The Fund is “non-diversified,” meaning that it invests its assets in a smaller number of securities than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect on the Fund’s net asset value (“NAV”). Lack of broad diversification also may cause the Fund to be more susceptible to specific economic, political, or regulatory events than a diversified fund. Although the Fund intends to satisfy the diversification requirements of a regulated investment company under section 851 of the Internal Revenue Code (“IRC”), those requirements are not as stringent as those required of a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Foreign (Non-U.S.) Securities Risk. The Fund has the ability to invest in foreign securities, and, from time to time, a significant percentage of the Fund’s assets may be composed of foreign investments. Securities of foreign issuers, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant additional risk. These risks, any of which could negatively affect the Fund, can include political and economic instability; foreign taxation; different or lower standards in accounting, auditing, and financial reporting; less-developed securities regulation and trading systems; fluctuations in foreign currency exchange rates; and the risk that a country may impose controls on the exchange or repatriation of foreign currency. Many of these risks are greater when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

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Currency Risk. The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities. For example, an increase in the strength of the U.S. Dollar relative to a foreign currency will generally cause the U.S. Dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged; however, currency hedging is not a principal investment strategy of the Fund. Unhedged currency exposure may result in gains or losses as a result of the change in the relationship between the U.S. Dollar and the respective foreign currency.

Smaller Capitalization Risk. As compared to companies with larger market capitalizations, smaller capitalization companies may target narrower geographic regions, have shallower market penetrations, offer less diverse product or service lines, lack management depth, and, generally speaking, have fewer resources. There may also be less public information available about them. Moreover, the securities of such smaller companies are often less well known to the investment community and therefore have less market liquidity; as a result, their stock prices may be more volatile and react more strongly to changes in the marketplace. Generally, these risks increase as the size of a company’s market capitalization falls.

Interest Rate Risk. The Fund’s debt investments are subject to interest rate risk, which is the risk that the value of these investments will vary as interest rates fluctuate. Generally, debt securities will decrease in value when interest rates rise and rise in value when interest rates decline. The longer the effective maturity of the Fund’s debt securities, the more sensitive their value will be to interest rate changes.

Credit Risk. The Fund’s debt investments are subject to credit risk. The value of a debt instrument is based, in part, on the credit quality of the borrower, which depends on its ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower; changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument or borrower; and changes in general market, economic, political, and regulatory conditions. For certain types of instruments the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

High Yield or “Junk” Security Risk. Investments in debt securities that are rated below investment grade by one or more NRSROs may be subject to greater risk of loss of principal and interest than investments in higher-rated debt securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect the Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Special Situations Risk. Investments in special situations may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations, or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent losses of capital, where the Fund may be unable to recoup some or all of its investment.

Securities Lending Risk. The Fund may lend its securities to broker-dealers, banks, and other institutions to earn additional income. Risks of lending securities include the potential insolvency of the broker-dealer, lending agent, or borrower. In the event of bankruptcy or other default of the broker-dealer, lending agent, or borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as well as expected.

Risks of Investing in a Managed Fund. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Adviser may be incorrect in an assessment of a particular company, or the Adviser may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

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THE FUND’S INVESTMENT ADVISER

The Adviser

Cook & Bynum Capital Management, LLC (820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209) serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. As of January 31, 2012, the Adviser, which is independent and wholly partner-owned, had approximately $180 million in assets under management.

The Adviser’s principal business and occupation is to provide financial management and advisory services to individuals, corporations, partnerships, and other institutions, including hedge funds, throughout the United States. The Adviser has provided investment advisory services to the Fund since its inception. The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Management Agreement with the Fund. A discussion regarding the basis for the Board of Trustees (the “Board”) of Cook & Bynum Funds Trust (the “Trust”) approving the investment advisory agreement with the Adviser is included in the Fund’s Annual Report to shareholders for the period ended September 30, 2011.

For its investment advisory services to the Fund, the Fund pays to the Adviser, in arrears monthly, an annualized fee equal to 1.50% of the average net assets of the Fund. This fee is computed based upon the daily average net assets of the Fund.

The Adviser has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent that total fund operating expenses exceed 1.88%. This agreement is in effect through February 1, 2013 and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, acquired fund fees and expenses. The Adviser may be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below an annual rate of 1.88%. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee or expense was deferred.

The Portfolio Managers

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio:

Richard P. Cook

Mr. Richard P. Cook is a Principal of the Adviser and acts as a portfolio manager for the Fund. Mr. Cook is also President of the Trust. Mr. Cook has been a Principal and portfolio manager of the Adviser since the Adviser’s inception in 2006. Before forming the Adviser, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt., LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Previously, Mr. Cook worked for Tudor Investment Corporation in Greenwich, Connecticut. Mr. Cook attended Hampden-Sydney College where he graduated summa cum laude in three years with a B.S. in Mathematics, Applied Mathematics, and Economics and was a member of Phi Beta Kappa. Mr. Cook has approximately 12 years of investment management experience.

J. Dowe Bynum

Mr. J. Dowe Bynum is a Principal of the Adviser and acts as a portfolio manager for the Fund. Mr. Bynum is also Trustee, Vice President, and Secretary of the Trust. Mr. Bynum has been a Principal and portfolio manager of the Adviser since the Adviser’s inception in 2006. Before forming the Adviser, Mr. Bynum managed individual accounts at Cook & Bynum Capital Mgt., LLC in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Previously, Mr. Bynum worked as an analyst in the Equities Division of Goldman, Sachs & Co., Inc. in New York, New York. Mr. Bynum attended Princeton University and graduated with a B.S.E. in Operations Research & Financial Engineering and a Certificate in Finance. Mr. Bynum has approximately 11 years of investment management experience.

Mr. Cook and Mr. Bynum have been portfolio managers of the Fund since the Fund’s inception.

The Trust does not directly compensate any personnel of the Adviser, including members of the portfolio management team. The Fund’s Statement of Additional Information (“SAI”) provides additional information about the compensation of the members of the portfolio management team, as well as (i) other accounts managed by the portfolio management team and (ii) ownership of the Fund’s securities by members of the portfolio management team.

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Conflicts of Interest

In addition to serving as the investment adviser to the Fund, the Adviser acts as the investment adviser to other pooled investment vehicles, such as hedge funds. Although it is the policy of the Adviser to treat all clients fairly and equitably, and the Adviser has adopted policies and procedures designed to help prevent any particular client from being disadvantaged by the activities of other clients, there may be inherent conflicts of interest that may, from time to time, affect the Fund. The Board reviews potential conflicts to try to ensure that the Fund is not disadvantaged. In addition, the Codes of Ethics of the Adviser and the Fund contain provisions designed to minimize any conflict of interest among the Fund and other clients of the Adviser. In the context of limited investment opportunities available to the Fund and other pooled investment vehicles managed by the Adviser, the Adviser allocates investment opportunities objectively by using a pro rata allocation among each of its investment vehicle clients. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the efforts by the Board will be able to detect and/or prevent every situation in which an actual or potential conflict of interest may appear.

The other pooled investment vehicles managed by the Adviser may pursue strategies not available to the Fund and may invest in securities in which the Fund does not participate as a consequence of their size, investment powers, or founding documents. Additionally, the Fund, as an investment company registered under the 1940 Act, is subject to the requirements and restrictions of the 1940 Act and the rules thereunder and, therefore, may not be able to pursue the same strategies or invest in the same securities as the unregistered investment vehicles that the Adviser manages. In some circumstances, the Fund may pursue strategies or purchase investments that are not purchased for other accounts of the Adviser. As a result of pursuing different strategies and objectives, the performance of these accounts may be materially better or worse than that of the Fund.

Compensation to Financial Service Organizations

The Adviser may also, at its own expense and out of its own legitimate profits, provide additional cash payments to Financial Service Organizations whose customers invest in shares of the Fund. For this purpose, Financial Service Organizations include financial advisers, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators, and others that have entered into agreements with the Adviser. These additional cash payments are payments over and above any transaction fees or administrative fees that are imposed by such Financial Service Organizations, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Service Organizations that provide shareholder, sub-transfer agency, or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives, and Financial Service Organization management representatives; inclusion of the Fund on a sales list, including a preferred, or select sales list, or other sales programs; and/or for training and educating a Financial Service Organization’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Service Organization provides shareholder services to Fund shareholders. Such additional compensation may provide such a Financial Service Organization with an incentive to favor sales of shares of the Fund over other investment options they make available to their customers. See the SAI for more information.

HOW TO BUY AND SELL SHARES OF THE FUND

Investing in the Fund

Determining Share Prices

Shares of the Fund are offered at each share’s NAV. The per share NAV is calculated by (1) adding the value of Fund investments, cash and other assets, (2) subtracting Fund liabilities, and then (3) dividing the result by the number of shares outstanding. The Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing value of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time (“EST”). NAV is calculated as soon as practicable following the close of regular trading on the NYSE. In the event that the NYSE closes early, NAV will be determined based on the prices of the Fund’s portfolio securities at the time the NYSE closes. The NYSE is closed for the following scheduled holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

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The Fund generally determines the total value of its shares by using closing market prices for the securities comprising its portfolio. Securities for which quotations are not available or are deemed unreliable and any other assets are valued at fair market value as determined in good faith by the Adviser pursuant to the Fund’s fair value pricing procedures, subject to the review and supervision of the Board. The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded, suspension of trading in the security, or the release of significant news after the close of regular trading on the NYSE. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open. When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, may affect the value of foreign securities held by the Fund. This is because the Fund calculates its NAV based on closing prices of the portfolio’s securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities and thus, as with U.S. securities, would need to be valued by the Adviser using the fair value pricing procedures. Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. It is intended that the use of the Fund’s fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, debt securities, or other assets held by the Fund. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of its use.

How to Purchase Shares

You can invest in the Fund directly by mail, wire transfer, via the Internet, or indirectly through participating financial intermediaries that have selling agreements with the Fund. After you have established your account with the Fund and made your first purchase, you may make subsequent purchases by mail, telephone, or via the Internet. You may also invest in the Fund through an automatic investment plan. You generally buy and redeem shares at the Fund’s next-determined NAV after the Fund receives your request in good order. NAVs are determined only on days when the NYSE is open for regular trading. Any questions you may have can be answered by calling the Fund toll-free at 1-877-839-COBY(2629).

To help the government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. As requested on the account application (the “Application”), you must supply your full name, date of birth, social security number or taxpayer identification number, and permanent street address. Mailing addresses containing only a P.O. Box can be accepted, however, an address of residence will also be required. If you need additional assistance when completing your Application, please call 1-877-839-COBY(2629) and a representative from The Cook & Bynum Fund will help you.

The Fund may accept or reject an account without explanation. If the Fund has questions about a customer’s identity, it may disallow transactions for the account until confirming information is received. Furthermore, the Fund reserves the right to close such an account within five business days if the requested information/documentation is not received.

Minimum Investment Amounts

Payments for Fund shares should be in U.S. Dollars and should be drawn on a U.S. bank. Any payment made in either currency other than U.S. Dollars or drawn on a non-U.S. bank will not be accepted. Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.

Your purchase of Fund shares is subject to the following minimum investment amounts:

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Minimum Investment Amounts

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular	$5,000	$1,000
IRAs	$1,000	$100

Automatic Investment Plan Members

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular	$5,000	$100 per month
IRAs	$1,000	$100 per month

Purchases by Mail

To make your initial investment in the Fund, complete the appropriate account application, make a check payable to “The Cook & Bynum Fund,” and mail the completed account application and check to:

First Class Mail:

The Cook & Bynum Fund

P.O. Box 13215

Denver, CO 80201

Overnight Mail:

The Cook & Bynum Fund

c/o ALPS Fund Services

1290 Broadway, Suite 1100

Denver, CO 80203

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents and takes no responsibility for their actions. To make subsequent purchases, simply make a check payable to “The Cook & Bynum Fund” and mail the check to the appropriate above-mentioned address. Please include your account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by ALPS Fund Services, Inc., the Fund’s transfer agent (the “Transfer Agent”). If the Transfer Agent, as agent of the Fund for purposes of the receipt of such orders, receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. EST), the Fund will have been deemed to have received your order that day and your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchases by Wire

Before you wire funds for an initial investment, the Fund’s Transfer Agent must have a completed account application. You may send the appropriate application to the Transfer Agent by mail or overnight delivery service. If you plan to wire funds on the same day you open your account, the Fund will accept a fax copy of the application; however, the Transfer Agent will still require the original application to be mailed. Upon receipt of your completed application, the Transfer Agent will establish an account for you and assign an account number. So that your monies may be correctly applied to your account, your bank’s wire instructions must read as follows and must contain the name of the Fund, the name of the shareholder account, and the account number assigned by the Transfer Agent. Your bank should transmit funds by wire to:

State Street Bank & Trust Co.

The Cook & Bynum Fund

ABA#: 011000028

Account #: 00065441

For Further Credit to:

•	The Cook & Bynum Fund

•	Shareholder Name
•	Shareholder Account Number

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Prior to sending subsequent investments, please contact a Cook & Bynum Fund representative at 1-877-839-COBY(2629) so that the Fund knows to expect your wire transfer. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m., EST, to be eligible for same day pricing. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Please note that your financial institution may charge a fee to wire funds.

Purchases via the Internet

You may open the following types of accounts at www.cookandbyum.com: individual, joint, Transfer on Death, UGMA/UTMA, and Traditional and Roth IRAs. Once you have opened an account online with the Fund and registered for online transaction privileges, you may make initial and additional purchases of Fund shares online. The Fund limits the amount that you may purchase through the website to $100,000 or less per day. To purchase shares online, you must have Automated Clearing House (“ACH”) instructions on your account. The ACH network is an electronic funds transfer system, which is governed by the operating rules of NACHA (an electronic payments association). Purchases of Fund shares online will be completed via ACH, and the amount of the purchase will be deducted from your bank account. Your account with the Fund will be credited with Fund shares on the trade date, but the dollar amount will not post until it clears the banking system.

Purchases through Financial Service Organizations

Certain financial organizations such as broker-dealers, banks, and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations. Such financial organizations are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received purchase or redemption instructions when a financial organization, or the financial organization’s authorized designee, receives the order instructions, provided that the instructions are in “Proper Form” as defined in this Prospectus. Client orders received by the financial organization, or its authorized designee, prior to the close of the NYSE (currently 4:00 p.m., EST), will be priced at the Fund’s NAV next computed following the close of regular trading on that day. If you are a client of a securities broker or other financial organization, such organizations may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If for any reason your financial institution is not able to accommodate your purchase request, please call a Cook & Bynum Fund representative toll-free at 1-877- 839-COBY(2629) to find out how you can purchase Fund shares.

Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings, or other information prepared by Morningstar, Lipper, or other recognized organizations providing mutual fund statistics. The Fund is not responsible for the accuracy of any data published by third party organizations.

Purchases by Telephone

In order to be able to purchase shares by telephone, an account authorizing such purchases must be established prior to your call. Your initial purchase of shares may not be made by telephone. Telephone purchases must be a minimum of $1,000 for both regular accounts and IRA accounts. If your telephone order for shares is placed and received by the close of regular trading on the NYSE (currently 4:00 p.m., EST), your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH network. Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

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Purchases by Automatic Investment Plan

Subsequent to your initial investment, you may make additional purchases at regular intervals through the Automatic Investment Plan (the “Plan”). The Plan provides a convenient method to have money deducted directly from your checking or savings account for investment in shares of the Fund. In order to participate in the Plan, your financial institution must be a member of the ACH network; however, the account being debited may not be a mutual fund or “pass through” account. Each purchase under the Plan must be a minimum of $100 per month. To begin participating in the Plan, please complete the Plan section on the appropriate application or call Shareholder Services at 1-877-839-COBY(2629). Any request to change or terminate your Plan should be submitted to the Transfer Agent five days prior to effective date. The Fund may alter, modify, amend, or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so.

Additional Purchase Information

The Fund reserves the right to refuse or accept applications or purchase orders and reserves the right to waive the minimum investment amounts. Purchase orders will not be accepted unless they are in “Proper Form.” Proper Form with respect to purchase orders generally means that an acceptable form of payment accompanies the purchase order and the purchase order includes:

1.	Your account number;

2.	The number of shares to be purchased or the dollar value of the amount to be purchased;

3.	Any required signatures of all account owners exactly as they are registered on the account;

4.	Any required Medallion signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships and certain other types of accounts.

Acceptable forms of payment include: wire transfer or check drawn on a U.S. bank, savings and loan association, or credit union. Furthermore, for the protection of existing shareholders, although the price received for an order is the NAV next determined after the order has been received, payment for purchase orders exceeding $500,000 is accepted and the order is processed at such time that: (i) if payment is made by check, the amount of the check is cleared by the U.S. bank, savings and loan association, or credit union upon which the check is drawn; or (ii) if payment is by wire transfer, the funds are received by the Fund. All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of Fund shares. We are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. The Transfer Agent may charge the shareholder’s account for any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications or purchase orders under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

A purchase order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., EST, will be processed on the day it is received. A purchase order in Proper Form received after 4:00 p.m., EST, will result in the order being processed on the following business day.

If you place an order to purchase Fund shares through a securities broker and you place your order in Proper Form before 4:00 p.m., EST, on any business day in accordance with its procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day. The securities broker or intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order. In the event that the securities broker or intermediary fails to send the Transfer Agent such funds within one business day of placing the order, the securities broker or intermediary will be responsible for any resulting loss.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m., EST, and transmit them to the Transfer Agent after 4:00 p.m., EST.

Individual Retirement Accounts

You also may purchase shares for an individual retirement account, or IRA, including a Roth IRA. IRA investments are available for regular contributions as well as for qualified rollover contributions of distributions received from certain employer-sponsored pension and profit-sharing plans and from other IRAs. All assets in the IRA are automatically invested in Fund shares, including all dividends and capital gain distributions paid on Fund shares held in the IRA. There is an annual fee of $15.00 for an IRA account.

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How to Redeem Shares

Your shares of the Fund may be redeemed on each day that the NYSE is open for trading. You may request the sale of your shares either by mail or by telephone.

Proper Form with respect to redemption requests generally means that the redemption requests include:

1.	Your account number;

2.	The number of shares to be redeemed or the dollar value of the amount to be redeemed;

3.	All required signatures of all account owners exactly as they are registered on the account;

4.	Any required Medallion signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships and certain other types of accounts.

A redemption order placed with respect to an IRA account must include, in addition to the above, a statement of U.S. federal tax withholding indicating whether or not you elect to withhold U.S. federal taxes and, if so, the amount you elect. The Transfer Agent will withhold a mandatory 10% of the proceeds requested for U.S. federal tax unless the shareholder provides alternate instructions to the Transfer Agent in writing prior to the transaction.

A redemption order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., EST, will be processed on the day it is received by the Transfer Agent. A redemption order in Proper Form received after 4:00 p.m., EST, will result in the order being processed on the following business day. The redemption price you receive will be the Fund’s per share NAV next calculated after receipt of the redemption request in Proper Form.

If you place an order to redeem Fund shares through a securities broker and you place your order in Proper Form before 4:00 p.m., EST, on any business day with such securities broker in accordance with their procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day.

Payment of redemption proceeds will generally be made within three business days of the purchase date or the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

Medallion Signature Guarantees

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are sent to any person, address, or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	When establishing or modifying certain services on an account;

•	If a change of address was received by the Transfer Agent within the last 15 days; and

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

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Redemptions by Mail

Redemption requests should be mailed via U.S. mail or overnight courier service to:

First Class Mail:

The Cook & Bynum Fund

P.O. Box 13215

Denver, CO 80201

Overnight Mail:

The Cook & Bynum Fund

c/o ALPS Fund Services

1290 Broadway, Suite 1100

Denver, CO 80203

The Fund does not consider the U.S. Postal Service or any other independent delivery services to be its agents and takes no responsibility for their actions.

Redemptions by Telephone

If you elected to use telephone redemption on your application when you initially purchased shares, you may redeem up to a $50,000 value of your Fund shares by calling a Cook & Bynum representative toll-free at 1-877-839-COBY(2629). Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If an investor calls a Cook & Bynum representative before 4:00 p.m., EST, the investor will receive NAV next determined after receipt of the redemption request by the Cook & Bynum representative; that is, that day’s NAV. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 15 days of the redemption request, you may not redeem by telephone. Once a telephone transaction has been placed, it cannot be canceled or modified.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as those outlined above. If the Fund fails to follow such procedures, it may be liable for losses that result from such failure.

Redemptions by Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System.

Redemptions at the Option of the Fund

If the value of the shares in your account falls below $2,000 ($1,000 in the case of shares held in an IRA), the Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring the account up to $2,000 ($1,000 in the case of shares held in an IRA) before any action is taken. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts. This right of redemption shall not apply if the value of your account drops below $2,000 ($1,000 in the case of shares held in an IRA) as the result of market action. The Fund also reserves the right to cause the redemption of any shareholder if it believes that such investor has violated the Policies and Procedures to Prevent Abusive Trading Practices adopted by the Fund.

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Redemption Fee

The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed within 60 days of their purchase. For purposes of applying the fee, the first day of the period will be the settlement date. Shares will be redeemed on a first-in, first-out (FIFO) basis. The redemption fee is paid to the Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact, and other costs associated with short-term trading in Fund shares. The Fund reserves the right to waive the redemption fee if it is determined that such waiver is consistent with the best interests of the Fund and its long-term shareholders.

The redemption fee is not imposed in the following situations:

•	periodic distributions from retirement accounts (including IRAs and retirement plans);

•	redemption of reinvested distributions;

•	when the Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation;

•	when the shares are redeemed in certain hardship situations, including but not limited to, death or disability of the shareholder;

•	shares redeemed by the Fund;

•	shares redeemed to return an excess contribution to an IRA account; or

•	shares redeemed in connection with qualified default investment alternatives.

Redemptions in Kind

The Fund reserves the right to satisfy a redemption request by distributing portfolio securities. The Fund has committed pursuant to its Rule 18f-1 election to pay redeeming shareholders in cash for all redemptions up to the lesser of $250,000 or 1% of the NAV of the Fund within any 90-day period. When redemption proceeds are paid with portfolio securities, an investor will be exposed to market risk until such time the investor converts into cash the portfolio securities received and, in addition, the investor will likely pay commissions upon such conversion of the portfolio securities into cash. In-kind redemption proceeds may include illiquid securities. Redeeming shareholders receiving illiquid securities may not be able to sell such securities at or near the price the Fund valued them, if at all.

Frequent Purchases and Redemptions of Fund Shares

The Fund was created as a vehicle for long-term investors and not for those who wish to frequently trade shares. Management and the Board do not believe that investors or speculators seeking to profit from day-to-day fluctuations in stock prices and mutual fund portfolios as a whole should be shareholders of the Fund. In the opinion of the Fund’s management and the Board, short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including disruptions in carrying out the Fund’s investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.

A portion of the Fund’s portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close before the time the Fund calculates its NAV at 4:00 p.m., EST, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. It is intended that the use of the Fund’s fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the market-timing policies discussed below, will significantly reduce a shareholder’s ability to engage in strategies detrimental to other Fund shareholders.

In order to discourage behavior that can potentially hurt the Fund and its long-term shareholders, the Fund and the Board have adopted policies and procedures with respect to market timing and the frequent purchase and redemption of Fund shares, including the imposition of a redemption fee of 2% on the value of shares redeemed within 60 days of purchase (see the section titled “Redemption Fee” above). Under its market timing policies and procedures, the Fund will rely on its Chief Compliance Officer to work in conjunction with the Transfer Agent (or another Fund agent) to monitor trading patterns that may constitute abusive market timing activities. The Fund’s market timing policy establishes a presumption of abusive trading for any investor that attempts to complete three purchase and redemption transactions of shares from the same Fund (“round-trip”) within a 90-day period. If the Chief Compliance Officer determines that impermissible market timing has occurred, future purchases may be restricted or prohibited. However, sales of Fund shares back to the Fund or redemptions will continue as permitted by the terms disclosed in the Prospectus. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

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The redemption fee is not imposed, however, in certain situations as described in more detail in the section entitled “How to Redeem Shares — Redemption Fee” above.

The ability of the Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange, and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as brokers and retirement plans. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to the Fund. The Fund will seek to enter into agreements with financial intermediaries so that comparable surveillance and reporting procedures can be applied to omnibus accounts as will be applied to non-omnibus accounts. However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income and will be distributed at least annually. The Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. The Fund will make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) once a year as required.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of U.S. federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of qualified dividend income by the Fund may be eligible for preferential tax rates. Distributions of capital gains are taxable based on the Fund’s holding period, either short- or long-term, regardless of the length of time shares in the Fund have been held. Distributions are generally taxable, whether received in cash or reinvested in additional shares of the Fund.

You will be advised annually of the source of distributions for U.S. federal income tax purposes.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of U.S. federal, state, local, and foreign taxes on an investment in the Fund.

ADDITIONAL GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases and redemptions of shares.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper, Morningstar, or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the one or more appropriate market or economic indices.

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The Board has approved the Codes of Ethics (the “Codes”) of the Trust, the Adviser, and the Distributor. The Board is responsible for overseeing the implementation of the Trust’s Code. The Codes govern investment personnel who may have knowledge of the investment activities of the Fund. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Fund. The Fund and the Manager have filed copies of their respective Codes with the SEC. Copies of the Codes may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov). Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC. 20549-0102.

The Board also has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

The Fund has delegated all proxy voting authority to the Adviser who shall vote proxies relating to securities held by the Fund pursuant to its proxy voting policy (the “Proxy Voting Policy”). The Adviser’s primary consideration in its Proxy Voting Policy is the financial interests of the Fund and its shareholders. The Adviser’s Proxy Voting Policy is included as an exhibit to the Fund’s SAI, which is available, upon request and without charge, by calling a Cook & Bynum representative toll-free at 1-877-839-COBY(2629).

The Fund has established a policy with respect to the disclosure of its portfolio holdings. A description of this policy is provided in the SAI.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund. This information has been audited by the Fund’s Independent Registered Public Accounting Firm, Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s Financial Statements, are incorporated by reference into the prospectus from the Fund’s Annual Report to Shareholders, which is available upon request.

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Period July 1, 2009 (inception) to September 30, 2009
Net asset value – beginning of period	$11.94	$10.39	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)(1)	(0.02)(1)	(0.02)
Net realized and unrealized gain on investments and foreign currency translation	1.26(1)	1.69(1)	0.41
Total Income from Investment Operations	1.24	1.67	0.39

DISTRIBUTIONS TO SHAREHOLDERS:	(0.11839)	(0.11839)	(history)
Net investment income	(0.01)	–	–
Net realized gains	(0.18)	(0.12)	–
Total Distributions	(0.19)	(0.12)	–

CAPITAL SHARE TRANSACTIONS:	$0.00	$0.00	(history)
Redemption fees added to paid-in-capital	0.00(2)	0.00(2)	–
Total Capital Share Transactions	0.00(2)	0.00(2)	–
Net asset value - end of period	$12.99	$11.94	$10.39

Total Return(3)	10.49%	16.11%	3.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, at end of period (000s)	$56,675	$36,868	$22,623
Ratios to average net assets:
Expenses including reimbursement/waiver	1.88%	1.88%	1.88%(4)
Expenses excluding reimbursement/waivers	2.53%	3.35%	5.60%(4)
Net investment loss including reimbursement/waiver	(0.15)%	(0.17)%	(0.85)%(4)
Net investment loss excluding reimbursement/waiver	(0.80)%	(1.64)%	(4.57)%(4)
Portfolio turnover rate	39%	31%	0%(5)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)	Less than 1%.

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FACTS	WHAT DOES COOK & BYNUM FUNDS TRUST (the “Trust”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪  Social Security number and account information

▪  Account balances and transaction history

▪  Wire transfer instructions

How?

All ﬁnancial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons ﬁnancial companies can share their customers’ personal information; the reasons Cook & Bynum Funds Trust chooses to share; and whether you can limit this sharing.

(THIS INFORMATION IS NOT A PART OF THE PROSPECTUS)

Does Cook & Bynum Funds Trust
Reasons we can share your personal information	Share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We do not share.
For joint marketing with other ﬁnancial companies	No	We do not share.
For our afﬁliates’ everyday business purposes— information about your transactions and experiences	No	We do not share.
For our afﬁliates’ everyday business purposes— information about your creditworthiness	No	We do not share.
For non-afﬁliates to market to you	No	We do not share.

Questions?	Call Cook & Bynum at 1-877-839-COBY or go to cookandbynum.com.

Who we are
Who is providing this notice?	Cook & Bynum Funds Trust (the “Trust”)
What we do
How does Cook & Bynum Funds Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured ﬁles and buildings.
How does Cook & Bynum Funds Trust collect my personal information?	We collect your personal information, for example, when you ▪ open an account ▪ provide account information or give us your contact information ▪ make a wire transfer
Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪  sharing for affiliates’ everyday business purposes-information about your creditworthiness

▪  affiliates from using your information to market to you

▪  sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be ﬁnancial and nonﬁnancial companies. ▪ Our affiliates include companies such as Cook & Bynum Capital Management, LLC.
Non-affiliates

Companies not related by common ownership or control. They can be ﬁnancial and nonﬁnancial companies.

▪     Non-affiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers.

Joint marketing	A formal agreement between non-afﬁliated ﬁnancial companies that together market ﬁnancial products or services to you. ▪ Cook & Bynum Funds Trust does not jointly market.

The Cook & Bynum Fund

PROSPECTUS

JANUARY 30, 2012

FOR MORE INFORMATION

Additional information about the Fund is available in the Fund’s SAI. The SAI contains more details regarding the Fund’s organization, investment strategies, service providers, and policies. A current SAI, dated January 30, 2012, has been filed with the SEC and is incorporated by reference into this prospectus. Additional information about the Fund’s investments is also available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Copies of the Fund’s SAI and the Fund’s annual and semi-annual reports are available without charge. For shareholder inquiries, other information, and to request a copy of the Fund’s SAI, please contact the Trust at:

The Cook & Bynum Fund

c/o ALPS Fund Services, Inc.

PO Box 13215

Denver, CO 80201

1-877-839-COBY(2629)

A copy of the requested document(s) will be mailed to you no later than within three business days of the receipt of your request. Immediate access to the requested documents can be found, free of charge, at www.cookandbynum.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Investment Company Act No. 811-22282

Fund distributed by ALPS Distributors, Inc.

WWW.COOKANDBYNUM.COM	877-839-COBY(2629)

STATEMENT OF ADDITIONAL INFORMATION

January 30, 2012

THE COOK & BYNUM FUND

(the “Fund”)

The sole series of

COOK & BYNUM FUNDS TRUST

(the “Trust”)

820 Shades Creek Parkway, Suite 2450

Birmingham, AL 35209

TELEPHONE: 205-994-2815

Website: www.cookandbynum.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with The Cook & Bynum Fund’s Prospectus dated January 30, 2012, as the Prospectus may be amended from time to time (the “Prospectus”). You may obtain a copy of the Prospectus, free of charge, by writing to The Cook & Bynum Funds, c/o ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, CO 80203 or by calling 1-877-839-COBY(2629).

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DESCRIPTION OF THE TRUST AND FUND

The Cook & Bynum Fund was organized as a non-diversified series of the Cook & Bynum Funds Trust on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board” or “Trustees”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest. The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Trust.

THE FUND’S INVESTMENT POLICIES, OBJECTIVES, AND SECURITIES OPTIONS

The Fund’s investment objective and the manner in which the Fund pursues that objective are discussed in the Prospectus. This section provides additional information concerning the Fund’s principal investment policies and strategies that are discussed in the Prospectus as well as information on non-principal investment strategies that the Fund may also use. Any investment strategy or risk discussed below that is not also discussed in the Prospectus is considered non-principal.

The Fund is a non-diversified, open-end investment company, which means that the Fund can concentrate its investments in a smaller number of companies than a diversified fund. The Fund’s principal investment strategies are described in the Prospectus. The Fund intends to structure its investments so as to enable it to satisfy the requirements for taxation as a regulated investment company under Section 851 of the Internal Revenue Code.

The Fund may invest in a variety of securities. The securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of risks unique to the particular type of security.

FOREIGN (NON-U.S.) SECURITIES. The Fund may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities, corporate debt securities and short- and long-term debt obligations of foreign governments and other foreign money-market instruments. Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”). Other debt securities of non-U.S. companies may be purchased without regard to NRSRO ratings and would generally fall under the category of “special situations.” See “CREDIT RISK,” “INTEREST RATE RISK,” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other debt securities.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to the same degree of regulation as U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. Dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.

SPECIAL SITUATIONS. From time to time, the Fund may invest in special situations, which could involve purchases of securities, including but not limited to, equity securities, noninvestment grade debt securities, and securities of companies that are in default. A special situation arises when, in the opinion of the Adviser, the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing. See “CREDIT RISK,” “INTEREST RATE RISK,” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other debt securities.

PREFERRED STOCK. The Fund may invest in shares of preferred stock. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer’s assets. Dividends on preferred shares are generally payable at the discretion of the issuer’s board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.

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CONVERTIBLE SECURITIES. Traditional convertible securities include corporate bonds, notes, and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other debt securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Fund with opportunities that are consistent with the Fund’s investment objective and policies.

DEBT SECURITIES. The Fund may invest in corporate and U.S. Government debt securities. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Fund may invest in debt securities that are non-investment grade or are in default in accordance with the “Special Situations” paragraph above. U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies, or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases, and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

INVESTMENT IN HIGH YIELD SECURITIES. The Fund’s investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody’s or BB- and lower by S&P and Fitch) or, if not rated, determined by the Adviser to be of equivalent quality (“high yield securities”), are subject to greater risk of loss of principal and interest than higher-rated securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

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Although the Adviser does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody’s or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody’s, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody’s are also judged to have speculative characteristics.

The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold. Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities. To the extent that there is no established secondary market for high yield securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund’s assets.

Although the Adviser will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting debt securities, losses may occur. Certain high yield securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Fund’s income may decline as a result of a loss of the higher income from such securities.

Ratings of debt securities by the NRSROs are a generally accepted barometer of credit risk, although the Adviser does not rely on credit ratings in selecting investments. Ratings are, however, subject to certain limitations. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. Some securities are rated by more than one of the NRSROs, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

INVESTMENT COMPANIES. The Fund may not acquire securities issued by other registered investment companies, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and rules and regulations thereunder. Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. The Fund is subject to the 3% Limitation unless (i) the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (“SEC”) that is applicable to the Fund; and (ii) the Fund takes appropriate steps to comply with any conditions in such order.

As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company’s advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include any gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital. The Fund will pay the fees and expenses that are incurred by the REITs in which it invests and the Fund’s shareholders will indirectly bear such fees and expenses.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks, and other financial institutions, provided that the Fund’s custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks).The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government debt securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. A Repo is a loan and therefore exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy and will not allow more than 25% of the Fund’s assets to be allocated to such investments.

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DERIVATIVES. The Fund may invest in a number of different types of “derivative” investments, however, such investments shall not comprise more than 10% of the total value of the Fund. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index, or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks. The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and it might not do so. Options, futures, and forward contracts are some of the types of derivatives the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Adviser expects it to. A Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investments, or a hedge might be unsuccessful.

SECURITIES LENDING TRANSACTIONS. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the market value of securities loaned. The Fund would have the right to call the loan and obtain the securities loaned at any time with reasonable notice. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. The Fund will not lend more than more than 25% of the net asset value of the securities comprising its portfolio.

In the event of bankruptcy or other default of the borrower or lending agent, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

CASH RESERVES. Although the Fund will normally hold a concentrated portfolio comprised primarily of equity securities, the Fund is not required to be fully invested and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, U.S. Government securities, money market funds, Repos, and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments. The Fund and the Adviser believe that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a large percentage of the Fund’s total assets. When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective and the Fund’s performance may be negatively affected as a result.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not maintain more than 15% of its net assets in securities that the Adviser determines to be illiquid. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above. The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer’s securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended. However, the Fund will generally not purchase private securities in privately held companies, absent a reasonable expectation that the securities purchased will be exchanged, converted, registered, or otherwise made saleable on a public market within two years. Restricted and illiquid securities are valued by the Adviser in accordance with procedures approved by the Board in a manner intended to reflect the fair market value of such securities. Securities that are subject to substantial market and credit risk may have greater liquidity risk.

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WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. Dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MARGIN PURCHASES. The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, and other financial instruments.

CREDIT RISK. The Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Fund does not rely on third party credit ratings to select its investments.

INTEREST RATE RISK. The Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, debt securities with longer maturities typically experience a more pronounced change in value when interest rates change.

INFLATION RISK. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk increases as the Fund invests a greater portion of its assets in debt securities with longer maturities.

MASTER-FEEDER OPTION. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

FUTURE DEVELOPMENTS. The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above. The Fund will sticker the Prospectus and/or SAI, as appropriate, to describe such investment practices that are not currently contemplated for use by the Fund.

PORTFOLIO TURNOVER. The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover will not be substantial. The Fund expects that its annual portfolio turnover rate will not exceed 35% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for U.S. federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. Portfolio securities specifically exclude cash and cash equivalents, including U.S. Treasuries; if cash and cash equivalents were included in this calculation, the stated portfolio turnover rate would be lower.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties. Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. The Fund may also make disclosures pursuant to a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund) as long as the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Fund reserves the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement. Consistent with the aforementioned, each of the following third parties has been approved to receive information concerning the Fund’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, (ii) the Fund’s custodian, (iii) the Fund’s transfer agent, (iv) the Fund’s administrator, (v) the Fund’s accountant, and (vi) the Fund’s legal counsel. In addition, the Fund’s chief compliance officer (“CCO”) (or his/her designee) may also authorize disclosure of the Fund’s portfolio holdings to other persons after considering whether the Fund has a legitimate business purpose in providing such information on a selective basis; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders of the Fund, and will report such authorizations to the Board. Such disclosures should also only be made if the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures and the Fund will reserve the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement. Disclosure of nonpublic portfolio holdings to third parties may only be made if the CCO or a Fund officer designated by the CCO determines that such disclosure is not impermissible under applicable law or regulation. The Trustees will at least annually review information regarding the nature of any such disclosures and recipients. If the Trustees determine that any such disclosure was inappropriate, the Trustees will take such actions as they deem necessary and appropriate to protect the interests of shareholders.

The Fund believes that the foregoing policies and procedures reduce the likelihood of conflicts between the interests of shareholders and affiliates of the Fund. Both the Adviser and the Fund have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Fund or the Adviser will act in a manner inconsistent with their duties to the Fund and its shareholders. No person will receive compensation of any kind in connection with the disclosure of nonpublic information pertaining to the Fund’s portfolio holdings.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

Fundamental

1.	The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. Please see the section entitled “1940 Act Requirements” below for an overview of current requirements regarding the concentration of investments under the 1940 Act and the rules and other pronouncements thereunder.

2.	The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. Please see the section entitled “1940 Act Requirements” below for an overview of current requirements regarding the issuance of senior securities under the 1940 Act and the rules and other pronouncements thereunder.

For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts, and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.

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3.	The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

4.	The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements.

5.	The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts, and privately-negotiated contracts for the current or future delivery of commodities.

6.	The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

Non-Fundamental

1.	In connection with any borrowing, the Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness more than one-third of the Fund’s assets.

2.	The Fund is prohibited from purchasing any security while outstanding borrowings by the Fund represent more than 5% of the Fund’s total assets.

1940 Act Requirements

“Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances. Additionally, the 1940 Act limits the Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

INVESTMENT ADVISER

Information on the Fund’s investment adviser, Cook & Bynum Capital Management, LLC, is set forth in the Prospectus. This section contains additional information concerning the Adviser.

The Adviser manages the investment portfolio of the Fund pursuant to an investment management agreement with the Fund dated May 26, 2009. Mr. Richard P. Cook and Mr. J. Dowe Bynum are Principals of the Adviser. Both persons serve as officers of the Trust. Mr. Bynum also serves as a Trustee of the Trust. Mr. Cook and Mr. Bynum are the portfolio managers for the Fund.

Portfolio Managers

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio:

Richard P. Cook

Mr. Richard P. Cook is a Principal of the Adviser and acts as a portfolio manager for the Fund. Mr. Cook is also President of the Trust. Mr. Cook has been a Principal and portfolio manager of the Adviser since the Adviser’s inception in 2006. Before forming the Adviser, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Previously, Mr. Cook worked for Tudor Investment Corporation in Greenwich, Connecticut. Mr. Cook attended Hampden-Sydney College where he graduated summa cum laude in three years with a B.S. in Mathematics, Applied Mathematics, and Economics and was a member of Phi Beta Kappa. Mr. Cook has approximately 12 years of investment management experience.

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J. Dowe Bynum

Mr. J. Dowe Bynum is a Principal of the Adviser and acts as a portfolio manager for the Fund. Mr. Bynum is also Trustee, Vice President, and Secretary of the Trust. Mr. Bynum has been a Principal and portfolio manager of the Adviser since the Adviser’s inception in 2006. Before forming the Adviser, Mr. Bynum managed individual accounts at Cook & Bynum Capital Mgt., LLC in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Previously, Mr. Bynum worked as an analyst in the Equities Division of Goldman, Sachs & Co., Inc. in New York, New York. Mr. Bynum attended Princeton University and graduated with a B.S.E. in Operations Research & Financial Engineering and a Certificate in Finance. Mr. Bynum has approximately 11 years of investment management experience.

The table below identifies each member of the portfolio management team and the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment company, privately offered pooled investment vehicles, and separate accounts. Information in the table is shown as of September 30, 2011. Asset amounts are approximate and have been rounded.

Name	Registered Investment Company+ Total Assets through September 30, 2011		Other Pooled Investment Vehicles Total Assets through September 30, 2011		Other Accounts Total Assets through September 30, 2011
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mr. Richard P. Cook	1	$56,667,370	2	$108,327,490	0	$0
Mr. J. Dowe Bynum	1	$56,667,370	2	$108,327,490	0	$0

+	The portfolio management team does not manage accounts for any registered investment company other than the Fund.

Conflicts of Interest

The Adviser seeks to treat all clients (including the Fund and privately offered pooled investment vehicles) fairly and equitably and has adopted policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities. Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Although all clients of the Adviser have funds managed with the same overall investment philosophy, different clients of the Adviser have different restrictions on their permitted activities, whether by statute, contract, or instruction of the client. Taking into account total asset size and investment restrictions, the Fund and privately offered pooled vehicles may own different securities and performance may materially differ.

Specifically, the pooled investment vehicles are typically permitted to invest without regard to liquidity, have provisions restricting liquidity on behalf of investors, and may pursue strategies not available to or otherwise limited by the Fund or other clients including, but not limited to, short-selling, the purchase of unregistered securities in private companies, or other investments prohibited by the 1940 Act, statute, law, charter, or contract.

Furthermore, privately offered pooled investment vehicles may be more concentrated in specific securities (and therefore generate higher or lower returns) than the account of the Fund, where concentrations are limited by the 1940 Act or other statutes.

Other potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Portfolio Management Team Compensation

The Trust does not directly compensate any personnel of the Adviser, including members of the portfolio management team.

Messrs. Cook and Bynum’s compensation from the Adviser is in the form of a share of the Adviser’s total profits.

The Adviser also receives management fees based on managed assets and may receive incentive compensation based on profits, if any, of privately offered pooled investment vehicles. A portion of any such incentive compensation may be reallocated to members or partners that are affiliated with the Adviser, including the members of the portfolio management team.

No member of the portfolio management team is compensated based directly on the performance of the Fund or the value of the Fund’s assets.

Ownership of Fund Securities

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Cook and Mr. Bynum as of September 30, 2011.

Name of Portfolio Manager	Dollar Range of Equity Securities in The Cook & Bynum Fund
Richard P. Cook	$100,001 – $500,000
J. Dowe Bynum	>$500,000

THE INVESTMENT MANAGEMENT AGREEMENT

The Trust has entered into an Investment Management Agreement (“Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

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The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

At a meeting of the Board of Trustees on May 18, 2011, the Board approved the continuance of the Advisory Agreement for a period of one year commencing May 26, 2011. The Advisory Agreement may be continued from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Fund who are not “interested persons” of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Trust (either (i) by vote of a majority of its Trustees or (ii) by the affirmative vote of a majority of the outstanding Shares of the Trust) or the Adviser may at any time, without the payment of any penalty, terminate the Advisory Agreement by not more than 60 days’ written notice.

Pursuant to the Advisory Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid at an annual rate equal to 1.5% of the average daily net assets of the Fund. For the three-month period ended September 30, 2009, the fiscal year ended September 30, 2010, and the fiscal year ended September 30, 2011, the Fund incurred $58,928, $429,063, and $691,591, respectively, in management fees, although pursuant to the Expense Limitation Agreement the Adviser waived $146,043, $420,715, and $301,508, respectively, of these fees.

TRUSTEES AND OFFICERS

The Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. The Fund is the sole series of the Trust. The Board has overall responsibility for the conduct of the Trust’s affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the Trust’s Bylaws and overall supervision and review by the Board. The Trustees and Officers of the Trust, including those Trustees who are also officers, are listed below.

Name, Age & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers
J. Dowe Bynum* Age 34	Trustee, Vice President, Secretary	Mr. Bynum has served as a Trustee of the Trust since March 2009.	Mr. Bynum has been a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC since 2006. From August 2001 to December 2006, Mr. Bynum also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC.	1	None

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Name, Age & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees^
Charles H. Ogburn Age 56	Trustee	Mr. Ogburn has served as a Trustee of the Trust since May 2010.	Mr. Ogburn has been Non-Executive Chairman of the Board of Crawford & Company since January 1, 2010. From 2001 to 2010, he was Executive Director at the international investment firm Arcapita Inc. Before joining Arcapita, Mr. Ogburn spent more than 15 years at the investment banking firm The Robinson-Humphrey Company Inc.	1	Director, Caribou Coffee Company; Non-Executive Chairman, Crawford & Company

Bruce F. Rogers Age 53	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP since January 1990.	1	None

Additional Officers of the Trust

Name, Age and Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years
Richard P. Cook Age 33	President	Mr. Cook has served as President of the Trust since March 2009.	Since 2006, Mr. Cook has served as a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC. From August 2001 to December 2006, Mr. Bynum also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC.
David A. Hobbs Age 34	Vice President	Mr. Hobbs has served as a Vice President of the Trust since January 2011.	Since May 2010, Mr. Hobbs served as a Principal and officer of Cook & Bynum Capital Management, LLC. From June 2003 to May 2009 he was a Principal of Founders Investment Banking, LLC.

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Name, Age and Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years
Lauren Johnson Age 30 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Treasurer	Ms. Johnson has served as Treasurer of the Trust since May 2011.^^	Ms. Johnson is Assistant Vice President of ALPS, having joined in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Johnson worked for PricewaterhouseCoopers (2003 - 2005). Ms. Johnson also serves as Treasurer for the Reaves Utility Income Fund, and as Assistant Treasurer for the Caldwell & Orkin Market Opportunity Fund and Macquarie Global Infrastructure Total Return Fund.
Theodore Uhl Age 36 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Mr. Uhl has served as Chief Compliance Officer of the Trust since September 30, 2010.	Mr. Uhl joined ALPS in October 2006 and is currently Deputy Compliance Officer of ALPS. Prior to assuming his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as a Sr. Analyst with Enenbach and Associates (RIA), and as a Sr. Financial Analyst at Sprint. Mr. Uhl also serves as Chief Compliance Officer for Financial Investors Trust, Clough Global Funds, Reaves Utility Income Fund, and Transparent Value Trust.
Ashley A. Morris Age 37	Vice President and Assistant Secretary	Ms. Morris has served as Vice President and Assistant Secretary of the Trust since May 2009.	Ms. Morris has served as Director of Mutual Fund Operations for Cook & Bynum Capital Management, LLC since January 2009. Ms. Morris was Director of Operations for Jason Buha, LLC from 2001 to January 2009 and also an accountant and assistant to the CFO for the YWCA of Central Alabama from 2007 to 2008. Prior to 2001, Ms. Morris was a Corporate Finance Analyst with The Robinson Humphrey Company in Atlanta, Georgia.

+ Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.

* Mr. Bynum is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.

^ Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

^^ At a meeting of the Board of Trustees held May 18, 2011, the Board of Trustees accepted the resignation of Benjamin Lowe as Treasurer of the Trust. At that same meeting the Board of Trustees elected Ms. Johnson as Treasurer of the Trust.

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** Each Trustee serves for an indefinite term. Each Officer serves for an annual term and until his or her successor is elected and qualified.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating Committee.

Audit Committee

The Board has formed an Audit Committee to (a) oversee the Fund’s accounting and financial reporting policies and practices and its internal controls; (b) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee are: Charles H. Ogburn and Bruce F. Rogers. The Audit Committee held three meetings during the fiscal year ended September 30, 2011.

Nominating Committee

The Board has formed a Nominating Committee (“Nominating Committee”). The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee will not consider nominees recommended by security holders. The members of the Nominating Committee are: Charles H. Ogburn and Bruce F. Rogers. The Nominating Committee held one meeting during the fiscal year ended September 30, 2011.

Compensation

During the fiscal year ended 2011, each Trustee who is not an “interested person” of the Fund (i.e., an “Independent Trustee”) received an annual retainer of $5,000 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.

The following table illustrates amounts paid to the Trustees for the Fund’s fiscal year ended September 30, 2011.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO TRUSTEE
J. Dowe Bynum	$0	$0	$0	$0
Charles H. Ogburn*^	$7,500	$0	$0	$7,500
Bruce F. Rogers*	$5,000	$0	$0	$5,000

* Directors who are not “interested persons” of the Trust as defined under the 1940 Act.

^ Designates Chairman of the Audit Committee

Trustee Ownership of Fund Shares

As of December 31, 2011, the Trustees owned the following aggregate amounts of Fund Shares:

NAME OF TRUSTEE	DOLLAR RANGE OF FUND SHARES HELD IN THE FUND*	AGGREGATE DOLLAR RANGE IN ALL REGISTERED FUNDS OVERSEEN BY TRUSTEE IN COOK & BYNUM FAMILY OF INVESTMENT COMPANIES
J. Dowe Bynum	>$100,000	>$100,000
Charles H. Ogburn	>$100,000	>$100,000
Bruce F. Rogers	$50,001-$100,000	$50,001-$100,000

As of December 31, 2011, the Trustees and Officers (and their affiliates) as a group own 2.3% of the Fund.

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CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES

As of December 31, 2011, the following shareholder owned 5% or more of the outstanding shares of the Fund as listed below:

Name	Percentage Interest	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	87.87%	Record

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund’s shares will be made at NAV. The Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing prices of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m. EST. In the event that the NYSE closes early, NAV will be determined based on prices prevailing as of the close of trading on the NYSE. For purposes of computing the NAV of a share of the Fund, securities traded on securities exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

The Fund generally determines the total value of its shares by using closing market prices for the securities comprising its portfolio. Securities for which quotations are not available or deemed unreliable as well as restricted securities (and any other assets) are valued at a fair value as determined in good faith by the Adviser pursuant to the Fund’s fair value pricing procedures, subject to the review and supervision of the Board.

The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open and some markets may remain open after the Fund values its securities at 4:00 p.m. EST.

When the Fund holds securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Fund. Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, debt securities, or other assets held by the Fund. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund does not charge sales fees, the NAV is the offering price for shares of the Fund. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except (i) for any period (x) during which the NYSE is closed (other than customary weekend and holiday closings) or (y) during which the SEC determines that trading thereon is restricted; (ii) for any period during which an emergency (as determined by the SEC) exists (x) as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or (y) as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and research services provided. The Adviser will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions. For the three-month period ended September 30, 2009, the fiscal year ended September 30, 2010, and the fiscal year ended September 30, 2011, the Fund paid $14,652, $8,728, and $12,068 in brokerage commissions, respectively.

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The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or “mark-up” or selling concessions. The Adviser normally purchases debt securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Adviser have an interest, for the purposes of obtaining a more favorable transaction price or achieving fair and equitable allocations. If an aggregated trade is not completely filled, then the Adviser allocates the trade among the Fund and other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Adviser, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the Fund and any other accounts involved. For example, allocation of investments among other advisory clients and the Fund may not be similar due to, among other reasons, differences in investment objectives, investment strategies and policies, investment restrictions, cash positions, timing and/or asset size. Since the Fund’s objective will differ at times from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

TRADING BY THE PORTFOLIO MANAGER

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund, the Adviser, and ALPS Distributors, Inc., the Fund’s distributor, have adopted Codes of Ethics restricting personal securities trading by the Fund’s Portfolio Manager. These Codes are on public file, and are available from the Securities and Exchange Commission. While the Codes permit personal transactions by the Portfolio Manager in securities held or to be acquired by the Fund, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

ADMINISTRATOR

Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc., with principal offices at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as administrator to the Fund (“ALPS” or the “Administrator”), and has agreed to pay expenses incurred in connection with its administrative activities. As administrator, ALPS has agreed: to assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare any reports that are required by the securities, investment, tax, or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations. The table below provides the administrative fee to be paid by the Fund to ALPS pursuant to the Fund Accounting and Administration Agreement: the greater of (i) $155,000 annually, billed monthly in equal installments; or (ii) an annual administrative fee, billed monthly, in the amount of:

(i)	5 basis points of Fund’s average net assets between $0 - $1 billion; and
(ii)	4 basis points of Fund’s average net assets between $1 billion - $3 billion; and
(iii)	3 basis points of Fund’s average net assets over $3 billion.

For the three-month period ended September 30, 2009, the fiscal year ended September 30, 2010, and the fiscal year ended September 30, 2011, the Fund paid $38,644, $154,981, and $155,000, respectively, to the Administrator.

DISTRIBUTOR

ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

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The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.

TRANSFER AGENT

ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As transfer agent, ALPS has, among other things, agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for out-of-pocket expenses. For the three-month period ended September 30, 2009, the fiscal year ended September 30, 2010, and the fiscal year ended September 30, 2011, the Fund paid $13,014, $56,928, and $58,143, respectively, to ALPS for its services as transfer agent to the Fund.

CUSTODIAN

Fifth Third Bank, Fifth Third Center, 38 Fountain Square Plaza, MD 1090CD, Cincinnati, OH 45263 (“Fifth Third”), acts as custodian for the Fund. As such, Fifth Third holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust. Fifth Third does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders. For the three-month period ended September 30, 2009, the fiscal year ended September 30, 2010, and the fiscal year ended September 30, 2011, the Fund paid $2,492, $7,508, and $7,501, respectively, to Fifth Third for its services as custodian to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., 800 Westpoint Pkwy., Suite 1100, Westlake, OH 44145-1524, has been selected as independent registered public accounting firm for the fiscal year ending September 30, 2012.

LEGAL COUNSEL

Alston & Bird, LLP, 950 F Street, Washington, DC 20004, has passed on certain matters relating to this registration statement and acts as counsel to the Trust.

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below). Such information is only a general summary of certain key U.S. federal income tax considerations and is based on the Internal Revenue Code of 1986, as amended (the “Code”), Federal Income Tax Regulations promulgated thereunder (the “Regulations”), administrative rulings and judicial decisions, all as of the date hereof, and all of which are subject to change (potentially with retroactive effect). No attempt has been made to present a complete explanation of the U.S. federal tax treatment of the Fund or its shareholders. Further, this summary does not discuss the impact of various proposals to amend the Code or the Regulations which could change certain of the federal income tax consequences of an investment in the Fund. The Fund has not sought a ruling from the Internal Revenue Service or any other federal, state, or local agency with respect to any tax issues potentially affecting the Fund, and the Fund has not obtained an opinion of counsel with respect to any of the federal income tax issues discussed herein. This summary also does not discuss all of the potential tax consequences that may be relevant to a particular investor or certain classes of investors subject to special treatment under the federal income tax laws, such as insurance companies, financial institutions, dealers and traders in securities, U.S. tax-exempt investors, or foreign investors.

PROSPECTIVE INVESTORS SHOULD CONSULT THEIR INDEPENDENT TAX ADVISERS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A SHAREHOLDER IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF U.S. FEDERAL, STATE, LOCAL, AND FOREIGN TAX LAWS TO THEIR OWN PARTICULAR SITUATIONS.

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Qualification as a Regulated Investment Company. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of U.S. federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, the Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or foreign currencies and net income derived from interests in certain publicly traded partnerships.

If for any tax year the Fund does not qualify as a RIC and does not meet the necessary cure provisions, all of its taxable income could be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Failure of the Fund to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund may not qualify as a RIC in any given tax year.

If the Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses), the Fund will not be subject to U.S. federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Excise Tax. The Fund intends to avoid the 4% U.S. federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its realized capital gains net income for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. The Fund intends to make sufficient distributions to avoid liability for the excise tax. The Fund may decide, in the sole discretion of the Adviser, to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Non-Corporate Shareholders. Distributions of the Fund’s investment company taxable income are taxable to you as ordinary income to the extent of the Fund’s earnings and profits. A portion of the Fund’s distributions may be treated as “qualified dividend income,” which may be taxable through 2012 to individuals, trusts, and estates at lower U.S. federal tax rates. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of the Fund’s net short-term capital gains (from dispositions of securities held for one year or less at the time of sale or exchange) are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gains are taxable to you as long-term capital gains (from dispositions of securities held for more than one year at the time of the sale or exchange).

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. A return of capital distributions reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

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A portion of the Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends from domestic corporations (other than REITs). Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for this deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.

If a shareholder fails to furnish his social security or other taxpayer identification number or to certify properly that it is correct, the Fund may be required to withhold U.S. federal income tax (backup withholding) at the rate of 28% through 2012 (and scheduled to increase to 31% in 2013) from dividend, capital gain, and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares. All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares and is otherwise treated as short-term capital loss.

Investment income received from sources within foreign countries, or capital gains earned by the Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. You will not be able to claim a credit for such taxes on your U.S. federal income tax return unless more than 50% of the value of our assets is attributable to foreign stocks and securities and we make an election to pass through foreign tax credits.

If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders.

GENERAL INFORMATION

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent. The shares are redeemable and are freely transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the law of Delaware under which the Trust is established, and the Trust’s Bylaws, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Accordingly, the Trust will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove trustees. Any Trustee may be removed at any meeting of the Shareholders by a vote of at least 75% of the Fund’s outstanding common shares.

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The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved proxy voting policies and procedures for the Trust. A copy of the Trust’s proxy voting policies and procedures is attached to this SAI as Appendix A. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund’s proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. When applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) by calling Shareholder Services toll free at 1-877-839-COBY(2629); (ii) by writing to the Trust at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203; and/or (iii) on the SEC’s website at www.sec.gov.

PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. “Total Return” for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Average Annual Total Return is computed as follows: P(1+T)[n] = ERV

Where:	P = a hypothetical initial investment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of shares at the end of the period

The Fund’s performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund’s performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, or that of another service.

FINANCIAL STATEMENTS

The financial statements of the Fund as of and for the fiscal year ended September 30, 2011, are incorporated by reference to the Fund’s 2011 Annual Report Filed with the SEC on November 29, 2011. Such report is incorporated herein by reference in reliance upon such report of Cohen Fund Audit Services, Ltd., independent registered public accounting firm, and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the annual audited and unaudited semi-annual financial statements at no additional charge when requesting a copy of the SAI.

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APPENDIX A

COOK & BYNUM CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Under Rule 206(4) of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Cook & Bynum Capital Management, LLC (the “Firm”) may exercise proxy voting authority for each fund of Cook & Bynum Funds Trust (the “Trust”) and all privately offered unregistered funds (“Private Funds”) managed by the Firm (the Trust and the Private Funds are referred to individually as a “Client,” and, collectively, as the “Funds”), in such cases when a Client’s holdings of an individual stock represent 5% or more of the Client’s portfolio, as outlined in each Client’s offering document. In those cases that the Firm exercises proxy voting authority, the Firm has adopted the following Proxy Voting Policy and Procedures to ensure that Client proxies are voted in the best interest of the Clients’ accounts and are not affected by any material conflicts of interest within the Firm.

With respect to securities held in Client accounts, the Firm shall vote in the best interest of Clients without regard to the Firm’s interest. Generally, the Firm will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term. Long-term shareholder value need not be sacrificed in favor of short-term gains. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition. Likewise, compensation plans that appear excessive relative to comparable companies’ compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer. On occasion, votes may be withheld for certain directors to show our disfavor with a company’s chief executive or particular directors. See “Pre-Determined Proxy Voting Policy.”

The Firm has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where the Firm votes securities in accordance with its pre-determined policy, the vote is insulated from potential conflicts of interest that the Firm may have. Only in those instances when the Firm determines that it is in the best interest of Clients to vote securities contrary to its pre-determined policy, does the potential for a conflict arise.

Conflicts of interest may arise when the Firm or an affiliate has a relationship with an issuer (e.g., a routine relationship such as a checking account) whether the Firm has knowledge of the relationship or not. For purposes of the policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Firm or an affiliate of which the Firm has actual knowledge that may affect the Firm’s judgment in voting securities in the best interest of Client accounts. Material conflicts may arise when the Firm or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

In instances where the Firm has determined that it is not in the best interest of its Clients to follow the pre-determined policy, the Chief Compliance Officer of the Firm (the “CCO”) must approve any recommendations for votes. In the event that the Firm determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Firm’s recommendation must be disclosed to the Client and, in the case of the Trust, consent or direction must be obtained from the Board of Trustees of the Trust. All votes in which the Firm has chosen to override the pre-determined policy will be reviewed on a quarterly basis by the CCO of the Firm. The CCO is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

The Firm will, at all times, make a best effort to vote all proxies in the best interest of shareholders of the Funds. However, there may be some instances in which the Firm will choose not to vote or may not be able to vote a proxy. Issues that may affect proxies for international securities include: extraordinary requirements such as share blocking or the requirement to vote the security in person.

Investors in the Funds (“Investors”) may contact the Firm to obtain a copy of the proxy voting policy. In addition, Investors may contact the Firm for information on how the proxies for the securities in their portfolio were voted. All such information will be mailed to Investors free of charge.

This policy will be reviewed and approved on an annual basis by the CCO of the Firm.

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Pre-Determined Proxy Voting Policy

The Firm will vote in accordance with management recommendations on proposals except: (1) the Firm will oppose proposals that diminish rights of shareholders or diminish management or board accountability to shareholders; and (2) the Firm will oppose compensation plans that are excessive relative to comparable companies’ compensation packages or appear unreasonable in light of the companies’ performance.

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PART C — OTHER INFORMATION

Item 28. Financial Statements and Exhibits

(a)	Declaration of Trust — (1)

(b)	By-Laws — (1)

(c)	Instruments defining rights of Shareholders — None, See Declaration of Trust

(d)	(1) Investment Advisory Agreement — (2)
(2) Amended and Restated Expense Limitation Agreement — Filed Herewith

(e)	Distribution Agreement — (2)

(f)	Bonus or Profit Sharing Contracts — None

(g)	Custody Agreement — (2)

(h)	Other Material Contracts

(1) Transfer Agency Services Agreement — (2)

(2) Transfer Agency Interactive Client Services Agreement — (2)

(3) Administration, Bookkeeping and Pricing Services Agreement — (2)

(4) Chief Compliance Officer Services Agreement — (2)

(i)	Legal Opinion — Filed Herewith

(j)	(1) Consent of Independent Registered Public Accounting Firm — Filed Herewith

(2) Consent of Alston & Bird LLP, Counsel for the Registrant — Filed Herewith

(k)	Omitted Financial statements — None

(l)	Initial Capital Agreements —

(1) J. Dowe Bynum – (2)
(2) Richard P. Cook – (2)

(m)	Rule 12b-1 Plan — None

(n)	Rule 18f-3 Plan — None

(o)	Reserved

(p)	Code of Ethics

(1) Registrant and Adviser’s Code of Ethics — (2)

(2) Distributor’s Code of Ethics — (2)

(q)	Powers of Attorney — Filed Herewith

(1) Incorporated by reference to the Registration Statement on Form N-1A previously filed on March 20, 2009.

(2) Incorporated by reference to Pre-Effective Amendment No 1 to Registrant’s Registration Statement on Form N-1A, previously filed on June 1, 2009.

Item 29. Persons Controlled by or Under Common Control With Registrant

There are no persons controlled by or under common control with the Fund.

Item 30. Indemnification

(a)	General. The Declaration of Trust (the “Declaration of Trust”) of the Trust provides that to the fullest extent permitted by Delaware and U.S. federal statutory and decisional law, as amended or interpreted, no Trustee or officer of this Trust shall be personally liable to the Trust or the holders of Shares, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence, or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

Section 5.2 of the Declaration of Trust provides that the Trust shall indemnify each officer or Trustee of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in Article V of the Declaration of Trust by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful.

(b)	Disabling Conduct. No Trustee or officer shall be protected against any liability to the Corporation or its shareholders if such trustee or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his position (such conduct hereinafter referred to as “Disabling Conduct”). The Declaration of Trust provides that no indemnification of a trustee or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the trustee or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the trustee or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of trustees who are neither “interested persons” of the Corporation as defined in Section 2(a) (19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c)	Advance Payment. The Fund may pay any expenses so incurred by any trustee or officer in defending a Proceeding in advance of the final disposition only if (i) the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking from such indemnitee to reimburse the Trust if it is subsequently determined that the indemnitee is not entitled to such indemnification, (ii) if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met, and (iii) at least one of the following conditions is met: (A) the indemnitee shall provide adequate security for his undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested Non−Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)	Insurance. To the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit, or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability.

Item 31. Business and Other Connections of Investment Adviser

Cook & Bynum Capital Management, LLC, 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209, is a registered investment adviser. Additional information about the Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the Adviser’s Form ADV, file number 801-69930. Neither the Adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32. Principal Underwriter

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., AQR Funds, BBH Funds Trust, BLDRS Index Funds Trust, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, CornerCap Group of Funds, CRM Mutual Fund Trust, Cullen Funds, SPDR Dow Jones Industrial Average ETF Trust, EGA Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, Laudus Trust, Laudus Institutional Trust, Milestone Funds, MTB Group of Funds, Oak Associates Funds, Pax World Series Trust I, Pax World Funds trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, Transparent Value Trust, TDX Independence Funds, Inc., Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director
Thomas A. Carter	President, Director
Jeremy O. May	Executive Vice President, Director
Diana M. Adams	Senior Vice President, Controller, Treasurer
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales
Mark R. Kiniry	Senior Vice President, National Sales Director-Investments
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Tané T. Tyler	Senior Vice President, Secretary, General Counsel
Erin E. Douglas	Vice President, Senior Associate Counsel
JoEllen Legg	Vice President, Senior Associate Counsel
Paul F. Leone	Vice President, Assistant General Counsel
David T. Buhler	Vice President, Associate Counsel
Steven Price	Vice President, Deputy Chief Compliance Officer
James Stegall	Vice President, Institutional Sales Manager

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, CO 80203.

(c)	Not Applicable.

Item 33. Location of Accounts and Records

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209. The Fund’s accounting and transfer agency records are maintained at 1290 Broadway, Suite 1100, Denver, CO 80203.

(a)	Cook & Bynum Capital Management, LLC, 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209 (records relating to its function as investment adviser for Registrant).

(b)	ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 (records relating to its functions as transfer agent, administrator, and fund accounting and services agent for Registrant).

(c)	ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 (records relating to its functions as distributor for Registrant).

(d)	Fifth Third Bank, 38 Fountain Square Plaza, MD 1090CD, Cincinnati, OH 45263 (records relating to its function as custodian for Registrant).

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of their Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, hereunto duly authorized in the City of Birmingham and State of Alabama on the 27th day of January, 2012.

COOK & BYNUM FUNDS TRUST

/s/ Richard P. Cook	*

By: Richard P. Cook

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

NAME		TITLE	DATE

/s/ Richard P. Cook	*	President	January 27, 2012
Richard P. Cook

/s/ Lauren Johnson	*	Treasurer/Principal Financial Officer	January 27, 2012
Lauren Johnson

/s/ J. Dowe Bynum	*	Secretary, Vice President & Trustee	January 27, 2012
J. Dowe Bynum

/s/ Charles H. Ogburn	*	Trustee	January 27, 2012
Charles H. Ogburn

/s/ Bruce F. Rogers	*	Trustee	January 27, 2012
Bruce F. Rogers

*By:	/s/ David J. Baum
David J. Baum
Attorney-In-Fact
Date: January 27, 2012

Exhibits

(i)	Opinion and Consent of Alston & Bird LLP – Filed Herewith

(j)(1)	Consent of Independent Registered Public Accounting Firm - Filed Herewith

(j)(2)	Consent of Alston & Bird, LLP, Counsel for the Registrant - Filed Herewith

(q)	Powers of Attorney